UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2023

MAPLEBEAR INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41805	46-0723335
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Beale Street, Suite 600 San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(888) 246-7822

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CART	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

On September 21, 2023, concurrently with the closing of its initial public offering (the “IPO”), Maplebear Inc. (the “Company”) completed its previously disclosed private placement (the “Private Placement”) of 5,833,333 shares of its Series A Preferred Stock to PepsiCo, Inc. (the “Purchaser”) for an aggregate purchase price of approximately $175,000,000. The Company offered and sold the shares of Series A Preferred Stock to the Purchaser in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for transactions not involving a public offering. The issuance and sale of the shares of Series A Preferred Stock, including any shares of common stock underlying the Series A Preferred Stock, have not been registered under the Securities Act or the securities laws of any other jurisdiction, and such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 3.03 Material Modification to Rights of Security Holders

The information contained in Item 3.02 is incorporated herein by reference.

On September 21, 2023, following the filing of the Restated Certificate (as defined below) with the Secretary of State of the State of Delaware in connection with the closing of the IPO, the Company filed a certificate of designation (the “Certificate of Designation”) with the Secretary of State of the State of Delaware in connection with the closing of the Private Placement. The Certificate of Designation is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Seniority; Liquidation Preference

The Series A Preferred Stock, with respect to distribution rights upon the liquidation, winding-up or dissolution of the Company (but excluding a change of control, as described in the section titled “Redemption” below) ranks (i) senior and in priority of payment to the Company’s common stock, (ii) on parity with any class or series of the Company’s capital stock expressly designated as ranking on parity with the Series A Preferred Stock, and (iii) junior to any class or series of the Company’s capital stock expressly designated as ranking senior to the Series A Preferred Stock. The Series A Preferred Stock has a liquidation preference equal to the greater of (i) the Stated Value (as defined below) plus the Minimum Return Amount (as defined below) as of the date of the liquidating payment, and (ii) the amount of cash or other securities or assets that the Purchaser would be entitled to receive on an as-converted to common stock basis based on the then-applicable Conversion Ratio (as defined in the section titled “Conversion” below) on the date of such liquidation, winding-up or dissolution. Such liquidation, winding-up or dissolution amounts would be paid out of the Company’s assets legally available for distribution to its stockholders, after satisfaction of debt and other liabilities owed to the Company’s creditors and holders of shares of any senior securities and before any payment or distribution is made to holders of any junior securities, including, without limitation, the Company’s common stock.

The “Stated Value” for the Series A Preferred Stock means the original issue price of the Series A Preferred Stock, and the “Minimum Return Amount” for the Series A Preferred Stock on a given date means a dollar value equal to 5.0% applied to the Stated Value, automatically accruing daily and compounding on each anniversary of the issue date, through such date.

Conversion

From and after the seventh anniversary of the issue date of the Series A Preferred Stock, at any time when the 10-Day VWAP (as defined below) exceeds the conversion price of the Series A Preferred Stock, all outstanding shares of Series A Preferred Stock will automatically convert into a number of shares of the Company’s common stock equal to the Conversion Ratio on such date plus, if there is a Conversion Shortfall (as defined below), such additional number of shares of common stock that, when multiplied by the 10-Day VWAP immediately prior to such date, equals the Conversion Shortfall.

In addition, on the third anniversary of the issue date of the Series A Preferred Stock, if the 10-Day VWAP immediately prior to such date exceeds the conversion price of the Series A Preferred Stock, the Purchaser will have the option to convert all outstanding shares of Series A Preferred Stock at the Conversion Ratio on such date plus, if there is a Conversion Shortfall, such additional number of shares of common stock that, when multiplied by the 10-Day VWAP immediately prior to the third anniversary date, equals the Conversion Shortfall.

The “10-Day VWAP” means the average of the volume-weighted average price per share of common stock for each of the 10 consecutive trading days ending on, and including, the trading day immediately before the date of determination.

The “Conversion Ratio” for the Series A Preferred Stock means a number of shares of common stock equal to the quotient of the Stated Value divided by the conversion price. The Conversion Ratio is not subject to adjustment, except for any cash dividends on the Company’s common stock (subject to certain exceptions) as well as stock splits, stock dividends, recapitalizations, reorganizations, and similar corporate actions.

The “Conversion Shortfall” for the Series A Preferred Stock on any conversion date means the absolute dollar value by which the product of the Conversion Ratio and the 10-Day VWAP for an applicable conversion is less than the Stated Value plus the Minimum Return Amount on such date.

Redemption

At any time from and after the seventh anniversary of the issue date of the Series A Preferred Stock, if the 10-Day VWAP does not exceed the conversion price, the Company has the right to redeem all, but not less than all, outstanding shares of Series A Preferred Stock at the Stated Value plus the Minimum Return Amount on such redemption date.

On each of the third anniversary (only if the 10-Day VWAP immediately prior to such date does not exceed the conversion price), the seventh anniversary, the tenth anniversary and the thirteenth anniversary of the issue date, the Purchaser has the right to require the Company to redeem all, but not less than all, outstanding shares of Series A Preferred Stock at the Stated Value plus the Minimum Return Amount on such redemption date.

Upon a change of control of the Company, it will redeem all, but not less than all, outstanding shares of Series A Preferred Stock for an amount equal to the greater of (i) the Stated Value plus the Minimum Return Amount on the date of the change of control and (ii) the amount of cash or other transaction consideration that the Purchaser would be entitled to receive on an as-converted to common stock basis based on the then-applicable Conversion Ratio (for which the 10-Day VWAP equals the purchase price or transaction consideration per share of common stock in the change of control transaction).

In addition, upon the occurrence of certain regulatory events or strategic actions by the Company or the Purchaser, the Company or the Purchaser, as applicable, have the right to elect to redeem all, but not less than all, outstanding shares of Series A Preferred Stock at the Stated Value plus the applicable Minimum Return Amount (in case the 10-Day VWAP immediately prior to the date of notice of the election of such right does not exceed the conversion price) or convert all, but not less than all, outstanding shares of Series A Preferred Stock into a number of shares of the Company’s common stock equal to the Conversion Ratio on such date of notice plus, if there is a Conversion Shortfall, such additional number of shares of common stock that, when multiplied by the 10-Day VWAP immediately prior to such date of notice, equals the Conversion Shortfall (in case the 10-Day VWAP immediately prior to such date of notice exceeds the conversion price).

Voting Rights; Transfers

The Purchaser may not transfer, directly or indirectly, any shares of Series A Preferred Stock, other than (i) any transfer to the Company pursuant to the Certificate of Designation, (ii) any transfer to a domestic, majority-controlled affiliate of the Purchaser, (iii) a transfer following the Company’s failure to redeem shares of Series A Preferred Stock in accordance with the Certificate of Designation, or (iv) any transfer following the prior approval by the Company’s board of directors or an authorized officer. The Series A Preferred Stock confers no voting rights on the Purchaser, except (i) as required by applicable law and (ii) approval as a separate class with respect to (A) matters that adversely change the powers, preferences, privileges, rights or restrictions provided for the benefit of the Series A Preferred Stock, including the authorization or issuance of equity securities that would rank senior to or pari passu with the Series A Preferred Stock (other than, in certain cases, shares of a new series of preferred stock with substantially similar terms as the Series A Preferred Stock) and (B) any cash dividends payable on other classes or series of the Company’s capital stock in excess of a 5.0% annual dividend yield.

The foregoing description of the terms of the Series A Preferred Stock is qualified in its entirety by reference to the full text of the Certificate of Designation.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Directors

On August 11, 2023, the Company’s board of directors (the “Board”) appointed Ravi Gupta to the Board, effective as of the business day following the closing of the Company’s IPO (the “Appointment Date”).

Since November 2019, Mr. Gupta has served as a Managing Member of Sequoia Capital, a venture capital firm. From 2015 to November 2019, Mr. Gupta served as the Company’s Chief Financial Officer, and from December 2016 to November 2019, Mr. Gupta also served as the Company’s Chief Operating Officer. From 2005 to 2015, Mr. Gupta served in a number of roles at Kohlberg Kravis Roberts & Co. L.P, a global investment firm, most recently as a director. Mr. Gupta holds a B.S. in Economics from Duke University.

Upon his appointment to the Board, Mr. Gupta was granted 8,333 restricted stock units (“RSUs”), equal to the quotient of $250,000 divided by the price per share of common stock sold to the public in the IPO, rounded down to the nearest whole share. The RSUs will vest in equal annual installments over the three-year period measured from the Appointment Date, subject to Mr. Gupta’s continuous service through each vesting date, which grant shall constitute the “Initial RSU Grant” for Mr. Gupta under the Company’s Non-Employee Director Compensation Policy (the “Policy”). As a non-employee member of the Board, Mr. Gupta will be entitled to certain additional compensation that all of the Company’s non-employee directors receive under the terms of the Policy, which is attached as Exhibit 10.6 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 25, 2023 (File No. 333-274213).

In connection with his appointment, Mr. Gupta has entered into the Company’s standard form of indemnification agreement, the form of which is attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 25, 2023 (File No. 333-274213).

Mr. Gupta is currently a Managing Member of Sequoia Capital. Entities affiliated with Sequoia Capital, which is a holder of greater than 5% of the Company’s outstanding capital stock and an affiliate of Mr. Gupta, purchased shares of common stock in an aggregate amount of approximately $30.0 million in the IPO at the price per share of common stock sold to the public in the IPO and on the same terms as the other purchasers in the IPO.

Except as described herein, neither Mr. Gupta nor any member of his immediate family has or had a direct or indirect interest in any transaction in which the Company or any of its subsidiaries is or was a participant that would be required to be disclosed under Item 404(a) of Regulation S-K.

Except as described herein, there is no arrangement or understanding between Mr. Gupta and any other persons pursuant to which he was elected as a director.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

Amendment and Restatement of Certificate of Incorporation

On September 21, 2023, the Company filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the IPO. The Board and the Company’s stockholders previously approved the Restated Certificate to be effective immediately prior to the closing of the IPO. The Restated Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Certificate of Designation

The description of the Certificate of Designation and the rights, preferences and privileges of the newly designated Series A Preferred Stock contained in Item 3.03 is incorporated herein by reference.

Amendment and Restatement of Bylaws

On September 21, 2023, the Company’s amended and restated bylaws (the “Restated Bylaws”) became effective in connection with the closing of the IPO. The Board and the Company’s stockholders previously approved the Restated Bylaws to be effective immediately prior to the closing of the IPO. The Restated Bylaws are attached hereto as Exhibit 3.3 and are incorporated herein by reference.

Please see the description of the Restated Certificate and the Restated Bylaws in the section titled “Description of Capital Stock” in the final prospectus pursuant to Rule 424(b) under the Securities Act filed by the Company with the Securities and Exchange Commission on September 20, 2023, relating to the Company’s Registration Statement on Form S-1, as amended (File No. 333-274213).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Maplebear Inc.

3.2	Certificate of Designation of Series A Convertible Preferred Stock.

3.3(1)	Amended and Restated Bylaws of Maplebear Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(1)

Previously filed as Exhibit 3.4 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-274213), filed with the Securities and Exchange Commission on September 11, 2023, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maplebear Inc.

Dated: September 22, 2023	By:	/s/ Nick Giovanni
Nick Giovanni
Chief Financial Officer